SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

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THE MERGER FUND
Name of Registrant as Specified In Its Charter

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1. Title of each class of securities to which transaction applies:
2. Aggregate number of securities to which transaction applies:
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4. Proposed maximum aggregate value of transaction:
5. Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:
2. Form, Schedule or Registration Statement No.:
3. Filing Party:
4. Date Filed:

THE MERGER FUND
100 Summit Lake Drive
Valhalla, New York 10595
February 20, 2007
Dear Shareholder:

A special meeting of shareholders of The Merger Fund (the “Fund”) will be held at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103 on Tuesday, April 17, 2007, at 11:00 a.m. (Eastern time), to vote on the following proposals:

1.	To elect one new member and re-elect three current members to the Fund’s Board of Trustees to hold office until their successors are duly elected and qualified;

2.	To approve revisions to certain fundamental investment policies of the Fund;

3.	To approve the elimination of certain fundamental investment policies of the Fund; and

4.	To transact such other business as may properly come before the meeting and any adjournments thereof.

THE TRUSTEES OF THE FUND RECOMMEND THAT YOU VOTE “FOR” EACH OF THE PROPOSALS. However, before you vote, please read the full text of the proxy statement for an explanation of each of the proposals. Your vote is extremely important, no matter how large or small your Fund holdings. TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

°	BY MAIL. Please complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope.

°	BY INTERNET. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

°	BY TELEPHONE. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

°	IN PERSON. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposals to be voted on is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions about the proposals to be voted on, please call MIS, an ADP company, at 1-888-684-2438.

Sincerely,

Frederick W. Green
President

TABLE OF CONTENTS

Page

QUESTIONS AND ANSWERS	i

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS	iii

PROXY STATEMENT	1

General	1

Vote Required and Manner of Voting Proxies	2

PROPOSAL 1: TO ELECT ONE NEW MEMBER AND RE-ELECT THREE
CURRENT MEMBERS TO THE FUND’S BOARD OF TRUSTEES
TO HOLD OFFICE UNTIL THEIR SUCCESSORS ARE DULY
ELECTED AND QUALIFIED	3

Nominees and Executive Officers	4

Compensation	6

Equity Securities Owned by the Nominees	6

Attendance of Trustees at Annual Meeting; Board Meetings	7

Standing Committees of the Board	7

Shareholder Approval	8

ADDITIONAL INFORMATION ABOUT THE ADVISER	8

ADMINISTRATOR	8

OVERVIEW OF PROPOSALS TO REVISE CERTAIN FUNDAMENTAL
INVESTMENT POLICIES AND TO ELIMINATE CERTAIN
FUNDAMENTAL INVESTMENT POLICIES	9

PROPOSAL 2: TO REVISE CERTAIN FUNDAMENTAL INVESTMENT POLICIES	9

PROPOSAL 2-A: TO REVISE THE FUNDAMENTAL INVESTMENT POLICY
RELATING TO ISSUING SENIOR SECURITIES	10

PROPOSAL 2-B: TO REVISE THE FUNDAMENTAL INVESTMENT POLICY
RELATING TO BORROWING MONEY	11

PROPOSAL 2-C: TO REVISE THE FUNDAMENTAL INVESTMENT POLICY
RELATING TO CONCENTRATION OF INVESTMENTS	12

PROPOSAL 2-D: TO REVISE THE FUNDAMENTAL INVESTMENT POLICY
RELATING TO PURCHASING OR SELLING REAL ESTATE	12

PROPOSAL 2-E: TO REVISE THE FUNDAMENTAL INVESTMENT POLICY
RELATING TO MAKING LOANS	13

PROPOSAL 3: TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT
POLICIES	13

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IMPORTANT NEWS
FOR FUND SHAREHOLDERS

WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, FOR YOUR CONVENIENCE, WE HAVE PROVIDED A BRIEF OVERVIEW OF THE MATTERS TO BE VOTED ON.

QUESTIONS AND ANSWERS

Q.	WHY AM I RECEIVING THIS PROXY STATEMENT?

A.	As a shareholder of The Merger Fund (the “Fund”), you are being asked to vote on several proposals.

Q.	WHAT AM I BEING ASKED TO VOTE “FOR” IN THIS PROXY STATEMENT?

A.
Shareholders are being asked to approve several proposals. The proposals cannot be effected without shareholder approval. The Board of Trustees of the Fund has approved these proposals, believes that they are in the Fund’s shareholders’ best interests and recommends that you approve them.

°
PROPOSAL 1: TO ELECT ONE NEW MEMBER AND RE-ELECT THREE CURRENT MEMBERS TO THE FUND’S BOARD OF TRUSTEES TO HOLD OFFICE UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED. Shareholders are being asked to elect one new member and re-elect three current members to the Fund’s Board of Trustees to hold office until their successors are duly elected and qualified.

°	PROPOSAL 2: TO REVISE CERTAIN FUNDAMENTAL INVESTMENT POLICIES. Shareholders are being asked to approve several proposals to revise certain of the Fund’s fundamental investment policies.

°	PROPOSAL 3: TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES. Shareholders are being asked to approve a proposal to eliminate certain of the Fund’s fundamental investment policies.

°
PROPOSAL 4: TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. Shareholders are being asked to approve a proposal to transact such other business as may properly come before the Meeting and any adjournments thereof.

Q.	WHY AM I BEING ASKED TO APPROVE CHANGES TO THE FUND’S FUNDAMENTAL INVESTMENT POLICIES?

A.
The Board of Trustees of the Fund has determined that due largely to the development of new investment practices and changes in applicable law since the Fund’s inception, certain of the Fund’s fundamental investment policies are unnecessarily restrictive. Approval of Proposal 2 and Proposal 3 will provide Westchester Capital Management, Inc. (the “Adviser”) with greater flexibility and additional investment tools to pursue the Fund’s merger-arbitrage strategy. The Adviser has informed the Board that these proposed changes, individually or in the aggregate, are not expected to materially affect the manner in which the Fund is managed and operated. Before a material change is made in the Fund’s investment practices in response to any of the revised policies, the Board must approve that change, and the Fund’s prospectus and/or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

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Q.	WILL MY VOTE MAKE A DIFFERENCE?

A.
Yes. Your vote is important and makes a difference in the governance of the Fund, no matter how many shares you own. Your vote will help ensure that the proposals can be implemented. We encourage all shareholders to participate in the governance of the Fund.

Q.	IS THE FUND PAYING FOR PREPARATION, PRINTING AND MAILING OF THIS PROXY?

A.	Yes. The Fund will bear such costs.

Q.	WHO DO I CALL IF I HAVE QUESTIONS?

A.	If you need assistance or have any questions regarding the proposals or how to vote your shares, please call MIS, an ADP company, at 1-888-684-2438.

Q.	HOW DO I VOTE MY SHARES?

A.
You can submit your instructions by completing, signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

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PRELIMINARY COPY
THE MERGER FUND
100 Summit Lake Drive
Valhalla, New York 10595

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 17, 2007

A special meeting (the “Meeting”) of the shareholders of The Merger Fund (the “Fund”), a Massachusetts business trust, will be held at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, at 11:00 a.m. (Eastern time) on Tuesday, April 17, 2007, for the following purposes:

PROPOSAL 1.	To elect one new member and re-elect three current members to the Fund’s Board of Trustees to hold office until their successors are duly elected and qualified.

PROPOSAL 2.	To approve revisions to certain fundamental investment policies of the Fund.

PROPOSAL 3.	To approve the elimination of certain fundamental investment policies of the Fund.

PROPOSAL 4.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL UPON WHICH YOU ARE BEING ASKED TO VOTE.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record on February 16, 2007 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO MIS, AN ADP COMPANY, 60 RESEARCH ROAD, HINGHAM, MA 02043, IN THE PREPAID RETURN ENVELOPE ENCLOSED FOR YOUR USE, OR OTHERWISE VOTE PROMPTLY BY TELEPHONE OR INTERNET.

By Order of the Board of Trustees,
Frederick W. Green
Chairman
February 20, 2007
Valhalla, New York

THE MERGER FUND
100 Summit Lake Drive
Valhalla, New York 1059

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
APRIL 17, 2007

GENERAL

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of The Merger Fund (the “Fund”), a Massachusetts business trust, of proxies to be voted at the special meeting of shareholders of the Fund (the “Meeting”) to be held at 11:00 a.m. (Eastern time) on Tuesday, April 17, 2007, at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, and at any and all adjournments or postponements thereof. The Meeting will be held for the following purposes:

PROPOSAL 1.	To elect one new member and re-elect three current members to the Fund’s Board of Trustees to hold office until their successors are duly elected and qualified.

PROPOSAL 2.	To approve revisions to certain fundamental investment policies of the Fund.

PROPOSAL 3.	To approve the elimination of certain fundamental investment policies of the Fund.

PROPOSAL 4.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders of record at the close of business on February 16, 2007 (the “Record Date”) are entitled to vote at the Meeting. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. The number of shares of the Fund outstanding on the Record Date is [_____], and the net assets of the Fund as of that date are [_____].

This Proxy Statement and the accompanying Notice of Special Meeting and form of proxy were first sent to shareholders on or about February 26, 2007.

Please complete, sign, date and return the proxy card, or if you vote by telephone or over the Internet, please vote on the proposals. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identify, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted “FOR” each such proposal. Shareholders who execute proxies may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, by voting by telephone or through the Internet or by attending the Meeting and voting in person.

If the necessary quorum to transact business or the vote required to approve any of the Proposals is not obtained at the Meeting, the persons named as proxies on the proxy card may propose and vote for one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of holders of a majority of the shares present in person or represented by proxy at the Meeting. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of adjournment. If the necessary quorum is obtained, but the vote required to approve any of the Proposals is not obtained, the persons named as proxies will vote those proxies that are entitled to vote in favor of the proposals, and all properly executed but unmarked proxies, FOR any such adjournment, and will vote AGAINST any such adjournment those proxies that they have been instructed to vote against any of the Proposals. Proxies received with an instruction to abstain from voting will abstain from voting on any adjourned Proposal. A vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of the shareholders of the Fund, consisting of a majority of the outstanding shares entitled to vote on a proposal, is required in order to take any action at the Meeting with respect to the proposals.

Votes cast by proxy or in person at the Meeting will be tabulated by the Inspector of Election appointed for the Meeting. The Inspector of Election, who is an employee of the proxy solicitor engaged by the Fund’s investment adviser, Westchester Capital Management, Inc. (the “Adviser”), will determine whether or not a quorum is present at the Meeting. The Inspector of Election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution or intermediary), and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the nominees in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. The New York Stock Exchange (the “NYSE”) may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to Proposal 2 or Proposal 3. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal.

If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Each nominee named in Proposal 1 must be elected by the shareholders owning of record a plurality of the total number of Fund shares voting at the Meeting.

Approval of Proposal 2 and Proposal 3 requires the affirmative vote of a majority of the outstanding shares of the Fund. The term “majority of the outstanding shares of the Fund” means the vote of (i) 67% or more of the Fund’s shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less (the “Required Vote”).

Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” that proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” proposals. Abstentions and broker non-votes effectively result in a vote “AGAINST” the proposals in Proposal 2 and “AGAINST” Proposal 3. Abstentions and broker non-votes will have no effect on the results of the voting on Proposal 1.

PROPOSAL 1: TO ELECT ONE NEW MEMBER AND RE-ELECT THREE CURRENT MEMBERS TO THE FUND’S BOARD OF TRUSTEES TO HOLD OFFICE UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED

The purpose of this proposal is to elect one new member and re-elect three current members to the Fund’s Board of Trustees, to assume office upon their acceptance of their elections and commencement or continuation of service as Trustees, and to hold office until their successors are duly elected and qualified. It is intended that the enclosed proxy card will be voted for all nominees (each a “Nominee” and, collectively, the “Nominees”) for the Board, unless a proxy contains specific instructions to the contrary. The Board is composed of a single class of Trustees. The Board has determined that the number of Trustees shall be fixed at four to correspond to the number of Trustees proposed to be elected in accordance with this Proxy Statement.

Shareholders of the Fund are being asked to elect Messrs. Frederick W. Green, Michael J. Downey, James P. Logan, IIII and Barry Hamerling as Trustees. Messrs. Green, Downey and Logan currently serve as Trustees of the Fund. Of the four nominees for election as Trustees, only Mr. Green is deemed an “interested person” of the Fund (as defined in the 1940 Act). Each Nominee has indicated an intention to serve if elected and has consented to be named in this Proxy Statement.

The Nominating Committee of the Board, consisting of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”), convened a meeting on January 16, 2007, at which the Nominating Committee recommended that the Board of Trustees nominate Messrs. Green, Downey, Logan and Hamerling to be submitted as nominees for election by the shareholders of the Fund. The Board, including all of the Independent Trustees, unanimously proposed all of the Nominees for election by the shareholders at the Meeting.

If elected, each Nominee will serve for an indefinite term until a successor is duly elected and qualified, or until such Trustee sooner dies, resigns or is removed pursuant to the Fund’s Amended and Restated Declaration of Trust and By-Laws. Election of each of the Nominees requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting.

NOMINEES AND EXECUTIVE OFFICERS

The Nominees, their ages, their principal occupations during the past five years, the number of portfolios in the Fund Complex the Nominees currently oversee, and other board memberships they hold are set forth below. For purposes of this Proxy Statement, “Fund Complex” means the Fund and The Merger Fund VL, which is a registered open-end investment company whose shares are offered to certain insurance-company account holders.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Interested Nominee
Frederick W. Green* Westchester Capital Management, Inc. 100 Summit Lake Drive Valhalla, NY 10595 Age: 60	President and Trustee	Indefinite; since 1989	President of Westchester Capital Management, Inc., the Fund’s Adviser.	2	None

Non-Interested Nominees
James P. Logan, III Logan-Chace LLC 420 Lexington Avenue New York, NY 10017 Age: 70	Independent Trustee	Indefinite; since 1989	Chairman of Logan- Chace LLC, an executive search firm. Chairman of J.P. Logan & Company.	2	None

Michael J. Downey c/o Westchester Capital Management, Inc. 100 Summit Lake Drive Valhalla, NY 10595 Age: 63	Independent Trustee	Indefinite; since 1995	Managing Partner of Lexington Capital Investments. Consultant and independent financial adviser since July 1993.	2	Chairman and Director of The Asia Pacific Fund, Inc.; Director of AllianceBernstein core mutual fund group

Barry Hamerling c/o Westchester Capital Management, Inc. 100 Summit Lake Drive Valhalla, NY 10595 Age: 61	Independent Trustee	Indefinite; N/A	Since 1999, Managing Partner of Premium Ice Cream of America; since 2003, Managing Partner of Premium Salads of America.	2	Trustee of AXA Premier VIP Trust; Trustee of Granum Value Fund, a series of Granum Series Trust

Officers
Bonnie L. Smith Westchester Capital Management, Inc. 100 Summit Lake Drive Valhalla, NY 10595 Age: 59	Vice President, Secretary and Treasurer; Anti- Money Laundering Compliance Officer	One-year term; since 1989	Vice President and Treasurer of Westchester Capital Management, Inc., the Fund’s Adviser. Chief Operating Officer of Westchester Capital Management, Inc. since January 2007.	N/A	N/A

Roy Behren Westchester Capital Management, Inc. 100 Summit Lake Drive Valhalla, NY 10595 Age: 46	Chief Compliance Officer	One-year term; since 2004	Analyst and Trader for Westchester Capital Management, Inc., the Fund’s Adviser.	N/A	N/A

* Denotes a trustee who is an "interested person" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund or of the Fund’s investment adviser. Mr. Green is deemed to be an interested person because of his affiliation with the Fund’s investment adviser, Westchester Capital Management, Inc. and because he is an officer of the Fund.
** The fund complex consists of the Fund and The Merger Fund VL. Messrs. Green, Logan and Downey are presently members of the Board of Trustees of The Merger Fund VL, which is another registered investment company advised by the Adviser. Mr. Hamerling will be elected to serve on the Board of Trustees of The Merger Fund VL.

COMPENSATION

No director, officer or employee of the Adviser or its affiliates receives any compensation from the Fund for serving as an officer of the Fund, other than the Fund’s Chief Compliance Officer. The fees of the non-interested Trustees ($16,000 per year and $2,000 per meeting attended effective January 1, 2006), in addition to their out-of-pocket expenses in connection with attendance at Trustees meetings, are paid by the Fund. The Fund did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended September 30, 2006. For the fiscal year ended September 30, 2006, the Fund paid the following in Trustees’ fees:

COMPENSATION TABLE (for the fiscal year ended September 30, 2006)

Name of Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees*

Frederick W. Green	0	0	0	0
Michael J. Downey	$22,500	0	0	$30,500
James P. Logan, III	$22,500	0	0	$30,500
Barry Hamerling	N/A	N/A	N/A	N/A
* The fund complex consists of the Fund and The Merger Fund VL.

EQUITY SECURITIES OWNED BY THE NOMINEES

The following table sets forth the amount of equity securities owned by each Nominee in the Fund, and in the portfolios in the Fund Complex (in the aggregate), overseen by that Trustee, as of the Record Date. As of December 31, 2006, the Trustees and officers of the Fund and the Adviser’s retirement funds, as a group, owned less than 1% of the Fund's outstanding shares.

Trustee Equity Ownership as of December 31, 2006

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Frederick W. Green	over $100,000	over $100,000
Michael J. Downey	10,001-$50,000	10,001-$50,000
James P. Logan, III(1)	$1-$10,000	$1-$10,000
Barry Hamerling	over $100,000	over $100,000
(1) Mr. Logan disclaims beneficial ownership of his wife's shares.

ATTENDANCE OF TRUSTEES AT ANNUAL MEETING; BOARD MEETINGS

The Fund’s Declaration of Trust does not require the Fund to hold annual meetings of shareholders. However, the Fund will hold special meetings when required by federal or state securities laws. The holders of at least 10% of the Fund's outstanding shares have the right to call a meeting of shareholders for the purpose of voting upon the removal of one or more Trustees, and in connection with any such meeting, the Fund will comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications.

During the fiscal year ended September 30, 2006, the Board met five times. Each Nominee who currently serves as a Trustee attended all meetings of the Board and of each committee of the Board on which the Nominee served.
STANDING COMMITTEES OF THE BOARD

AUDIT COMMITTEE. The Board has a standing Audit Committee comprised of Messrs. Downey and Logan, each of whom is an Independent Trustee. If Mr. Hamerling is elected by the shareholders as a Trustee, he will be appointed by the Board of Trustees as a member of the Audit Committee. The purpose of the Audit Committee is to advise the full Board with respect to accounting, auditing and financial matters affecting the Fund. During the Fund’s fiscal year ended September 30, 2006, the Audit Committee met twice.

NOMINATING COMMITTEE. The Fund has a Nominating Committee consisting of Messrs. Downey and Logan, which did not meet during the fiscal year. If Mr. Hamerling is elected by the shareholders as a Trustee, he will be appointed by the Board of Trustees as a member of the Nominating Committee. The Nominating Committee will consider, among other sources, nominees recommended by shareholders. Shareholders may submit recommendations by mailing the candidate’s name and qualifications to the attention of the President. The Nominating Committee does not have a charter. The Nominating Committee convened a meeting on January 16, 2007, at which the Nominating Committee recommended that the Board of Trustees nominate Mr. Hamerling to be submitted as a nominee for election by the shareholders of the Fund.

The Nominating Committee is responsible for assisting the Board in its selection and evaluation of members to oversee the Fund so that the interests of the shareholders are well-served. The Nominating Committee’s responsibilities include the nomination of new Trustees and the evaluation of the Board and its committee structure. The Nominating Committee may consider candidates submitted by shareholders, or from other sources it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected).

In nominating candidates, the Nominating Committee will search for those qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues trustees of investment companies confront in their duties to shareholders. The Nominating Committee shall review and make recommendations with regard to the tenure of Trustees, including any term limits, limits on the number of boards on which a Trustee may sit and normal retirement age. The Nominating Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates.

The Board does not have a compensation committee.

SHAREHOLDER APPROVAL

The election of the Nominees, whose term of office will commence or continue upon their acceptance of their elections and commencement or continuation of service as Trustees, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.

ADDITIONAL INFORMATION ABOUT THE ADVISER

Westchester Capital Management, Inc., a New York corporation, is a registered investment adviser with its principal offices located at 100 Summit Lake Drive, Valhalla, New York 10595. Mr. Frederick W. Green has served as President of the Adviser since 1980 and also serves as the President and a Trustee of the Fund. Mr. Green and Bonnie L. Smith were primarily responsible for the day-to-day management of the Fund’s portfolio from January 1989 until January 2007. Effective as of January 2007, Mr. Green, Mr. Michael Shannon and Mr. Roy D. Behren are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Shannon served as the Adviser’s Director of Research from May 1996 until April 2005, and has served as a research analyst and portfolio strategist for the Adviser since May 2006. From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co. Mr. Shannon has served as a portfolio manager for the Fund since January 2007. Mr. Behren has served as a research analyst for the Adviser since 1994 and as the Adviser’s Chief Compliance Officer since 2004, and has served as a portfolio manager for the Fund since January 2007. Mr. Behren also serves as Chief Compliance Officer of the Fund. For a list of officers of the Fund who also serve as officers of the Adviser, please refer to Proposal 1 above.

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 is the Fund's administrator.

OVERVIEW OF PROPOSALS TO REVISE CERTAIN FUNDAMENTAL INVESTMENT POLICIES AND TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The 1940 Act requires a registered investment company, including the Fund, to have certain specific investment policies that can be changed only with shareholder approval. These policies are referred to as “fundamental.” In this proxy statement, the word “restriction”’ or “limitation” is sometimes used to describe a policy. While the number of investment practices that must be governed by fundamental policies currently is small, this has not always been the case. As a result, the Fund has certain fundamental policies that are no longer required by law. In addition, certain of the Fund’s policies that continue to be required by law, as currently adopted by the Fund, are more restrictive than required by law. Accordingly, the Adviser recently conducted a thorough review of all of the Fund’s policies, with the following goals: (i) to simplify and modernize the Fund’s policies that are required to be fundamental under the 1940 Act and (ii) to eliminate any policies previously required under state securities laws that are not required to be fundamental under the 1940 Act.

Although Proposal 2 and Proposal 3 give the Fund greater flexibility to respond to future investment opportunities, the Adviser does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in the Fund, nor does the Adviser anticipate that the proposed changes in the Fund’s fundamental investment policies will, individually or in the aggregate, change materially the manner in which the Fund is managed and operated. Before a material change is made in the Fund’s investment practices in response to the revised policies, shareholders will be notified in advance of the change, the Board will be asked to approve such change and the Fund’s prospectus and/or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

The Fund’s Board recommends that shareholders of the Fund vote to revise or eliminate the Fund’s fundamental policies as discussed below. Proposal 2 seeks to revise certain of the Fund's fundamental investment policies. Each sub-section of Proposal 2 sets out the fundamental policy that will apply to the Fund if shareholders of the Fund approve the policy in that sub-section. Proposal 3 seeks to eliminate certain of the Fund’s fundamental investment policies.

The revised and eliminated policies that are approved will take effect April 17, 2007.

To be approved, each proposal must receive the Required Vote of the outstanding voting securities of the Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

PROPOSAL 2: TO REVISE CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The revised fundamental policies are expected to provide the Adviser with greater flexibility in managing the Fund’s assets and to simplify the process of monitoring compliance with the Fund’s fundamental investment policies.

In addition, the revised fundamental policies are intended to provide the Fund with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. Accordingly, the policies are written, and should be interpreted, broadly. The revised policies generally allow the investment practice in question to be conducted to the extent permitted by the 1940 Act. It is possible that as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities. It is also possible that the 1940 Act and the related rules could change for other reasons. For flexibility, the revised policies should be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This should allow the Fund to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals.

Approval of the revised fundamental policies does not necessarily mean that the Fund will broaden its investment practices to the extent permitted under the policies. To the extent the Fund engages in new investment practices, there could be a material increase in the level of investment risk associated with an investment in the Fund. Before a material change is made in the Fund’s investment practices in response to the revised policies, shareholders will be notified in advance of the change, the Board will be asked to approve such change and the Fund’s prospectus and/or statement of additional information will be revised to disclose the change and, as applicable, any additional risks. The actual investment practices of the Fund currently are not expected to change as a result of the revised policies. However, these practices could change in the future, and for various reasons.

From time to time the Securities and Exchange Commission (the “SEC”) or members of its staff, and other authorities having jurisdiction over the Fund, issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters and exemptive orders. The revised policies should be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this should allow the Fund the flexibility to take advantage of future changes in the interpretations of regulators and others without the expense and delay of seeking further shareholder approvals.

PROPOSAL 2-A: TO REVISE THE FUNDAMENTAL INVESTMENT POLICY RELATING TO ISSUING SENIOR SECURITIES

If shareholders of the Fund approve this proposal, the Fund’s current fundamental investment policy which states “The Fund may not issue senior securities other than to evidence borrowings as permitted in paragraph (5) below” will be revised to read as follows:

The Fund may not issue senior securities, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages, or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

The Adviser has advised the Board that the proposed revisions to the fundamental policy on issuing senior securities are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and/or statement of additional information. Before a material change is made in the Fund’s investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund’s prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL 2-B: TO REVISE THE FUNDAMENTAL INVESTMENT POLICY RELATING TO BORROWING MONEY

If shareholders of the Fund approve this proposal, the Fund’s current fundamental investment policy which states “The Fund may not borrow money except that it may borrow (i) from banks to purchase or carry securities or other investments, (ii) from banks for temporary or emergency purposes, or (iii) by entering into reverse repurchase agreements, if, immediately after any such borrowing, the value of the Fund's assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur” will be revised to read as follows:

The Fund may not borrow money except that it may borrow: (a) from banks to purchase or carry securities or other investments, (b) from banks for temporary or emergency purposes, (c) by entering into reverse repurchase agreements, or (d) by entering into equity swap contracts if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured.

The Adviser has advised the Board that the proposed revisions to the fundamental policy on borrowing money are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and/or statement of additional information. Before a material change is made in the Fund’s investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund’s prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL 2-C: TO REVISE THE FUNDAMENTAL INVESTMENT POLICY RELATING TO CONCENTRATION OF INVESTMENTS

If shareholders of the Fund approve this proposal, the Fund’s current fundamental investment policy which states “The Fund may not concentrate its investments in any industry. No more than 25% of the value of the total assets of the Fund may be invested in the securities of issuers having their principal business activities in the same industry” will be revised to read as follows:

The Fund may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to the securities of other investment companies, investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or tax-exempt municipal securities.

The Adviser has advised the Board that the proposed revisions to the fundamental policy on concentration of investments are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and/or statement of additional information. Before a material change is made in the Fund’s investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund’s prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL 2-D: TO REVISE THE FUNDAMENTAL INVESTMENT POLICY RELATING TO PURCHASING OR SELLING REAL ESTATE

If shareholders of the Fund approve this proposal, the Fund’s current fundamental investment policy which states “The Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein” will be revised to read as follows:

The Fund may not purchase or sell real estate or real estate mortgage loans as such, except that the Fund may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein.

The Adviser has advised the Board that the proposed revisions to the fundamental policy on purchasing and selling real estate are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and/or statement of additional information. Before a material change is made in the Fund’s investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund’s prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL 2-E: TO REVISE THE FUNDAMENTAL INVESTMENT POLICY RELATING TO MAKING LOANS

If shareholders of the Fund approve this proposal, the Fund’s current fundamental investment policy which states “The Fund may not make loans, except that subject to paragraph (8), the Fund may enter into repurchase agreements maturing in seven days or less” will be revised to read as follows:

The Fund will not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) lend its securities.

The Adviser has advised the Board that the proposed revisions to the fundamental policy on making loans are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and/or statement of additional information. Before a material change is made in the Fund’s investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund’s prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL 3: TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Certain of the Fund’s fundamental policies were adopted to reflect certain regulatory, business or industry conditions that are no longer in effect. For example, the National Securities Markets Improvement Act of 1996 (“NSMIA”) preempted many investment restrictions formerly imposed by state securities laws and regulations (these state laws and regulations are often referred to as “blue sky” laws and regulations), so that those state requirements no longer apply. As a result, many of the current restrictions unnecessarily limit the investment strategies available to the Adviser in managing the Fund’s assets. In addition, the unnecessarily large number of restrictions increases the costs of compliance monitoring.

Certain policies were originally required by state “blue sky” regulations which are no longer applicable, and are not required under the 1940 Act. The Fund’s policies with respect to certain practices are already disclosed in the Fund’s prospectus/or statement of additional information. Elimination of these restrictions would avoid including a list of specific restrictions, which list could quickly become outdated. The goal is to prevent technical concerns from limiting the Fund’s investment opportunities. Eliminating these investment restrictions would not affect the Fund’s investment strategy.

Certain of these fundamental policies are unnecessary and may be unduly restrictive given current SEC staff positions. If an SEC staff position or other interpretations about these practices were to change, the Fund might not be able to take advantage of that change without seeking shareholder approval. If these fundamental policies are eliminated, the Fund will still be subject to the position of the SEC’s staff with respect to these practices as that position may change from time to time. There may be circumstances in which the Adviser believes that a certain practice is in the best interests of shareholders. The Fund will be subject to any limitations on these practices imposed by the 1940 Act and related interpretations, by the Board from time to time, as well as the Fund’s other investment policies.

The Board, in its sole discretion, may subsequently adopt as non-fundamental one or more investment policies that are eliminated.

If shareholders of the Fund approve this proposal, the following current fundamental investment policies of the Fund will be eliminated (the numbers below correspond to the list of fundamental investment policies contained in the Fund’s current statement of additional information).

(2) The Fund may not make short sales of securities (unless by virtue of its ownership of other securities at the time of such sale, it owns or has a prospective right to receive, without the payment of additional compensation, securities equivalent in kind and amount to the securities sold). The total market value of all securities sold short may not exceed 50% of the value of the net assets of the Fund, and the value of securities of any one issuer in which the Fund is short may not exceed the lesser of 10% of the value of the Fund's net assets or 10% of the securities of any class of any issuer.

(3) The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(4) The Fund may not (a) purchase call options except to terminate, through a closing purchase transaction, its obligation with respect to a previously written covered call option; (b) sell uncovered (naked) call options; (c) sell covered call options the underlying securities of which have an aggregate value (determined as of the date the calls are sold) exceeding 50% of the value of the net assets of the Fund; or (d) invest in put options to the extent that the premiums on protective put options exceed 25% of the value of its net assets; provided that the provisions of this paragraph (4) shall not prevent the purchase, ownership, holding or sale of forward contracts with respect to foreign securities or currencies.

(6) The Fund may not pledge, mortgage or hypothecate its assets, except that to secure borrowings as permitted in paragraph (5) above, the Fund may pledge securities having a market value at the time of pledge not exceeding 33% of the value of its total assets. The Fund may, in addition, pledge securities having a market value at the time of pledge not exceeding 50% of the value of its net assets to secure short sales as permitted in paragraph (2) above or covered option writing as permitted in paragraph (4) above.

(8) The Fund may not invest more than 10% of its total assets in securities which are subject to legal or contractual restrictions on resale or in securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.

(13) The Fund may not purchase warrants, valued at the lower of cost or market, in excess of 5% of the net assets of the Fund (taken at current value); provided that this shall not prevent the purchase, ownership, holding or sale of warrants of which the grantor is the issuer of the underlying securities. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

(14) The Fund may not invest in interests (other than equity stock interests or debentures) in oil, gas or other mineral exploration or development programs.

(15) The Fund may not invest in companies for the purpose of exercising control or management.

(16) The Fund may not purchase or retain the securities of any issuer, other than its own securities, if, to the knowledge of the Fund's management, the Trustees and officers, or the directors and employees of the Fund's investment adviser, who individually own beneficially more than 1/2% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

(17) The Fund may not invest more than 5% of the value of its total assets in the securities of issuers which, together with any predecessors, have been in continuous operation for less than three years.

(18) The Fund may not participate on a joint or a joint and several basis in any trading account in securities.

(19) The Fund may not purchase securities of other investment companies, except by purchases in the open market where no underwriter or broker-dealer's commission or profit is involved, other than customary broker-dealers' commissions, and except as they may be acquired as part of a merger, consolidation or acquisition of assets.

(20) The Fund may not invest more than 10% of its total assets (taken at market value) in the securities of any one issuer, except those issued or guaranteed by the United States Government, its agencies or instrumentalities.

(21) The Fund may not purchase securities of any one issuer if as a result more than 10% of the voting securities of such issuer would be held by the Fund.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

ADDITIONAL INFORMATION

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of the Record Date, the following persons owned of record the amounts indicated of the shares of the Fund.

NAME AND ADDRESS	PERCENT HELD

National Financial Services Corp. Church Street Station P.O. Box 3908 New York, NY 10008-3908	[_____]%

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4122	[_____]%

National Investor Services Corp. 55 Water Street, 32nd Floor New York, NY 10041-0028	[_____]%

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Fund must be received at the offices of the Fund, 100 Summit Lake Drive, Valhalla, New York 10595, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

ANNUAL REPORTS

A COPY OF THE FUND’S MOST RECENT SEMI-ANNUAL AND ANNUAL REPORTS WILL BE SENT TO YOU WITHOUT CHARGE UPON WRITTEN REQUEST TO THE MERGER FUND C/O U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN 53201-0701 OR CALLING 1-800-343-8959. COPIES OF THE FUND’S SHAREHOLDER REPORTS ALSO ARE AVAILABLE ON THE EDGAR DATABASE ON THE SEC’S INTERNET SITE AT WWW.SEC.GOV.

Please note that only one Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of this Proxy Statement, which the Fund will deliver promptly upon written or oral request, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or 1-800-343-8959. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

SHAREHOLDER COMMUNICATIONS

Shareholders who want to communicate with the Board or any individual Trustee should write to the attention of Secretary, 100 Summit Lake Drive, Valhalla, New York 10595. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the Nominating Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

EXPENSE OF PROXY SOLICITATION

The Fund will bear the costs of soliciting proxies. Such costs are not expected to exceed $75,000.  Solicitation may be made by letter or telephone by officers or employees of the Adviser, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy-solicitation material to their principals to obtain authorization for the execution of proxies. The Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the Fund’s shareholders. In addition, the Adviser has retained MIS, an ADP company (“MIS”), 60 Research Road, Hingham, MA 02043, a proxy solicitation firm, to assist in the solicitation of proxies. MIS may solicit proxies personally and by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited (but not when you call the toll free number directly to vote or when you vote via the Internet using the Control Number that appears on your proxy card), the shareholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before its exercise by submitting a written notice of revocation or a subsequently executed proxy to the Fund, by voting by telephone or through the Internet or by attending the Meeting and voting in person.

VOTING RESULTS

The results of the voting on the proposals to be considered at the Meeting will be communicated to shareholders in the Fund’s 2007 Semi-Annual Report. The Fund may also make a public announcement of the results of the Meeting if the Board deems it appropriate.
FISCAL YEAR

The fiscal year end of the Fund is September 30.

GENERAL

The Adviser does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 100 Summit Lake Drive, Valhalla, New York 10595, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of the shareholders.

PLEASE VOTE PROMPTLY BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING PREPAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

Frederick W. Green
President
February 20, 2007

PRELIMINARY COPY

PROXY CARD

THE MERGER FUND
SPECIAL MEETING OF SHAREHOLDERS

APRIL 17, 2007

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned shareholder of The Merger Fund, a Massachusetts business trust (the “Fund”), hereby appoints Michael J. Downey and James P. Logan, III, and each of them, the attorneys and proxies of the undersigned, with power of substitution, to vote, as indicated herein, all of the shares of the Fund which the undersigned would be entitled to vote, standing in the name of the undersigned at the close of business on February 16, 2007, at the Special Meeting of Shareholders of the Fund to be held at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103 at 11:00 a.m. (Eastern time) on April 17, 2007, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement of the meeting, and to vote and act on any other matter which may properly come before the meeting.

This proxy is solicited by the Board of Trustees of The Merger Fund and will be voted in accordance with instructions given by the shareholders, but if no instructions are given it will be voted for the proposals listed. By signing this proxy card, receipt of the accompanying notice of special meeting and proxy statement is acknowledged.

VOTE VIA THE INTERNET: [_____]
VIA THE TELEPHONE: [_____]

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PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

____________________________________________________
Signature(s)

____________________________________________________
Signature(s)

____________________________________________________
Date                  Social Security or Tax ID Number

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:
[_]

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[_] To vote FOR ALL Proposals mark this box. No other vote is necessary.

1. ELECTION OF TRUSTEES.	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT

01. Frederick W. Green			☐

02. Michael J. Downey			☐

03. James P. Logan, III			☐

04. Barry Hamerling			☐

INSTRUCTIONS: To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” corresponding to the nominee’s name.

2-A. TO REVISE THE FUNDAMENTAL INVESTMENT POLICY RELATING TO ISSUING SENIOR SECURITIES.

☐FOR	☐AGAINST	☐ABSTAIN

2-B. TO REVISE THE FUNDAMENTAL INVESTMENT POLICY RELATING TO BORROWING MONEY.

☐FOR	☐AGAINST	☐ABSTAIN

2-C. TO REVISE THE FUNDAMENTAL INVESTMENT POLICY RELATING TO CONCENTRATION OF INVESTMENTS.

☐FOR	☐AGAINST	☐ABSTAIN

2-D. TO REVISE THE FUNDAMENTAL INVESTMENT POLICY RELATING TO PURCHASING OR SELLING REAL ESTATE.

☐FOR	☐AGAINST	☐ABSTAIN

2-E. TO REVISE THE FUNDAMENTAL INVESTMENT POLICY RELATING TO MAKING LOANS.

☐FOR	☐AGAINST	☐ABSTAIN

3. TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES AS DESCRIBED IN THE FUND’S PROXY STATEMENT.

☐FOR	☐AGAINST	☐ABSTAIN

4. PROPOSAL TO CONSIDER AND ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

☐FOR	☐AGAINST	☐ABSTAIN